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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in Registration Statement File No. 333-62838 and Registration Statement File No. 333-62850 of our report dated July 30, 2001 included in the Company's Form 10-K for the year ended April 29, 2001 and to all references to our Firm included in these registration statements.



/s/ ARTHUR ANDERSEN LLP



Orange County, California
July 30, 2001